UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund

(Class A: AFNAX)

(Class C: AFYCX)

(Class I: AFNIX)

ANNUAL REPORT

JUNE 30, 2018

AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Supplemental Information	30
Expense Examples	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Bahl & Gaynor Income Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2018

To the Shareholders and Directors of the AAM/Bahl & Gaynor Income Growth Fund:

The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I increased +10.23% (4.16% net of load), +9.42%, and +10.47%, respectively for the Fund’s Fiscal Year ending June 30, 2018. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) increased +14.37%. Please see more complete information below.

The Fund’s large-cap core approach seeks to provide high current income that consistently rises. The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings and dividends in a variety economic environments.

The Fund is managed by its sub-advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve three long-term priorities that are listed below in order of importance:

1.	Primarily current and growing income

2.	Downside protection

3.	Long-term capital appreciation

Growth of income is the first priority of the Fund. This objective is achieved by adhering to minimum yield guidelines for investment, a diversification policy regarding income contribution and a commitment to investing in dividend growth companies. The Fund may only invest in dividend-paying companies with a current yield of 2.0% or higher at the time of investment. This allows the Fund to provide an attractive level of current income in addition to a growing income stream over time. Diversification of the income stream is an important consideration in the Fund’s management because it attempts to reduce the risk of income disruption, especially in times of market stress. Bahl & Gaynor will not allow a single holding to contribute more than 6.0% of the Fund’s overall income-generating capacity at any given time. Finally, the Fund endeavors to only invest in companies possessing the wherewithal or exhibiting a history of growing their dividend payments over time.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

As a secondary objective, and as a means to support the primary objective stated above, the Fund seeks to provide downside protection by investing in high-quality companies and through a diversified allocation of capital to individual holdings. High-quality companies tend to be viewed as safe havens by investors in times of market turmoil. Although there is no single metric that can determine quality, high-quality companies tend to have durable and defensible competitive advantages, exhibit consistent revenue and earnings growth, employ leverage judiciously and balance various forms of capital allocation simultaneously (e.g. capital expenditures, acquisitions, share repurchases and dividends). Bahl & Gaynor believes the downside protection priority of the Fund may be achieved, in large part, by aiming to achieve the Fund’s primary objective. Dividend-growth companies tend to also exhibit many characteristics of high-quality companies mentioned above. Further, the Fund focuses on maintaining a diversified portfolio in an attempt to reduce volatility of returns and the risk of a permanent impairment of capital. This is achieved by focusing on limiting individual position size to 5.0% of portfolio value, which Bahl & Gaynor believes appropriately balances the need to manage firm-specific risk while also remaining consistent with our fundamental, bottom-up active management style.

Finally, investors should understand that the high-quality approach employed by the Fund rarely leads to outperformance during strong market uptrends, in speculative markets and in markets where low-quality investments are favored. Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the Fund’s performance in terms of the amount of risk taken to deliver performance. Therefore, the Fund seeks to deliver favorable risk-adjusted returns over a full market cycle.

Several other portfolio construction considerations are listed below before a discussion of the Fund’s performance during the most recent Fiscal Year is reviewed:

•	The Fund will only invest in individual company common stock, as Bahl & Gaynor does not wish to make asset allocation decisions on behalf of Fund investors. The Fund will not invest in bond, convertible, exchange traded fund (ETF), option, preferred stock or master limited partnership (MLP) securities;

•	The Fund will typically hold between 35 and 50 individual company common stock securities. As of the end of the Fiscal Year, the Fund held 44 common stock securities;

•	The Fund seeks to invest in the common stock of companies with a market capitalization exceeding $1.0 billion at the time of investment;

•	The Fund intends to be fully invested at all times. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.

In discussing recent performance of the Fund, two characteristics are useful in characterizing the investment environment that prevailed during the Fiscal Year: yield and quality. The yield of an investment during a given time period plays a role in the price return the investment can be expected to deliver relative to other environmental dynamics. Quality is generally either favored or spurned by investors depending on the overall appetite for risk in a given time period. The Fund evaluates the role these two characteristics play in investment performance by separating the S&P 500 benchmark into various yield and quality tranches that are consistent with how Bahl & Gaynor views the Fund’s investable universe.

Yield Tranches:

Because the Fund seeks to invest in companies with a yield of at least 2.0%, Bahl & Gaynor evaluates the investment environment by separating the S&P 500 benchmark into three yield tranches listed below with the corresponding return profile registered over the most recent Fiscal Year.

S&P 500 by Dividend Yield Tranche (7/1/2017 – 6/30/2018)
Dividend Yield Tranche	FY 2018 Total Return
2.0% or greater	+7.35%
0.0% to 2.0%	+3.82%
No Dividend	+27.80%
Source: Factset, 2018.

The table indicates both tranches of dividend-paying securities in the S&P 500 significantly underperformed the portion of the index that did not pay a dividend during the Fiscal Year. Part of this dynamic is likely attributable to continued normalization of monetary policy on the part of the Federal Reserve. This includes run-off of Fed balance sheet assets accumulated as a result of prior quantitative easing efforts and, more significantly, meaningful increases in the benchmark short-term policy rate. Generally, all income-producing assets, including dividend-paying stocks, are pressured by rising interest rates. Although the disparity in performance between non-dividend stocks and the Fund’s investable universe (companies with a yield greater than 2.0%) was wide for the Fiscal Year, Bahl & Gaynor would note the Fund’s return for all share classes (Class-A: +10.23%, Class-C: +9.42%, and Class-I: +10.47%) exceeded the return of the investable portion of the S&P 500 benchmark (S&P 500 2.0%+ yielders: +7.35%) for the Fiscal Year.

Bahl & Gaynor believes this favorable Fund performance dynamic is primarily attributable to selection of dividend-growth companies over companies with merely high current yields. Conceptually, it is Bahl & Gaynor’s belief that a rising dividend income stream acts as a hedge against rising interest rates because dividend income can rise over time to compete with higher yields in other asset classes. Although Bahl & Gaynor expects future increases in short-term interest rates to have a similar effect as to what has already been observed during the Fiscal Year, the more important feature of the Fund’s value proposition will continue to be growth of portfolio income.

Quality Tranches:

Bahl & Gaynor utilizes S&P’s earnings and dividend quality ranking methodology as an indicator of quality. This methodology ranks a company based on the stability and growth profile of its earnings and dividends over a 10-year period. Although this is not the only way to evaluate the quality of a company, it provides a robust ordinal system through which the Fund’s investable universe may be evaluated regarding investors’ preference for quality in a given time period.

The tables below indicate the capitalization-weighted performance along two break-points in S&P’s quality ranking scale: companies ranked “B+ or better” versus companies ranked “B or worse,” and companies ranked “A- or better” versus companies ranked “B+ or worse.”

According to a 2016 S&P Dow Jones Indices Index Methodology white paper, a B+ quality ranking indicates “average” earnings and dividend quality, so this division evaluates the performance of above-average-quality companies against below-average-quality companies. An additional demarcation illustrates the performance between A- ranked companies, indicating “above average” earnings and dividend quality, and B+ or worse companies.

S&P 500 by S&P Earnings & Dividend Quality (7/1/2017 – 6/30/2018)		S&P 500 by S&P Earnings & Dividend Quality (7/1/2017 – 6/30/2018)
Quality Tranche	FY 2018 Total Return	Quality Tranche	FY 2018 Total Return
B+ or better	+14.85%	A- or better	+12.74%
B or worse	+13.47%	B+ or worse	+15.23%
Source: Factset, 2018.		Source: Factset, 2018.

During the Fiscal Year, above-average (B+ or better) companies outperformed lower-quality (B or worse) companies. Interestingly, the above-average quality companies (A- or better) underperformed B+ or worse companies during the same period. As of 6/30/2018, 76% of the Fund was invested in companies ranked B+ or better and 59% of the Fund was invested in companies ranked A- or better. This compares favorably to the S&P 500’s 64% weighting in companies ranked B+ or better and 33% weighting in companies ranked A- or better as of the same date. This would indicate a slight preference toward quality among investors during the Fiscal Year just ended; however, the variation in outperformance and underperformance of the average and above-average quality tranches suggests this was not a particularly strong predictor of performance. Rather, dividend yield exposure previously described appeared to provide greater explanatory power of Fund performance during the Fiscal Year.

In addition to evaluating performance in terms of yield profile and quality, it is also useful to evaluate sector allocation and individual company selection effects. In terms of sector-specific and company-specific performance, the two tables below indicate the contribution to performance of various GICS sectors (in order of most accretive to most deleterious) and the contribution to (or detraction from) performance of individual Fund holdings during the Fiscal Year.

FY 2018 Income Growth Sector Contribution
1.	Financials
2.	Materials
3.	Utilities
4.	Telecommunications
5.	Health Care
6.	Information Technology
7.	Industrials
8.	Real Estate
9.	Energy
10.	Consumer Discretionary
11.	Consumer Staples
Note: Figures relative to the S&P 500 index.
Source: Bahl & Gaynor, 2018.

FY 2018 Income Growth Top Contributors / Detractors
Top Contributors	Top Detractors
Texas Instruments (TXN)	Altria Group (MO)
Cisco Systems (CSCO)	Philip Morris Int’l. (PM)
Microsoft (MSFT)	PepsiCo (PEP)
Valero Energy (VLO)	Hasbro (HAS)
Home Depot (HD)	Enbridge[1] (ENB)
Source: Bahl & Gaynor, 2018. [1] Holding was eliminated from the Fund during the Fiscal Year.

Company selection in Financials was the most accretive performance attribute during the Fiscal Year. Although rising interest rates presents a challenge to most income-producing assets, certain Financial sector companies, particularly banking institutions, benefit from rising yields on loan assets while funding costs (interest on customer deposits) rise less quickly. This dynamic was reflected in the strong performance of JP Morgan Chase (JPM) +16.45%, one of the Fund’s top 10 holdings during the Fiscal Year. Due to generally rising asset values and a continued trend toward passive or index-based investing, the strategy’s holding of asset manager BlackRock (BLK) +20.69% was also extremely additive to Fund performance. Consistent with strong operational performance observed among both companies during the Fiscal Year, BLK declared a +15.2% dividend increase in January while JPM delivered a +12.0% dividend increase in September 2017. Following regulatory approval just before the end of the Fiscal Year, JPM announced the Board’s intention to declare a second dividend increase of +42.9% in calendar 3Q2018.

Company selection, somewhat offset by an overweight sector allocation in Materials was the second-most additive performance attribute during the Fiscal Year. Crude oil prices sustained a steady uptrend over this time frame, with WTI beginning the Fiscal Year at approximately $46/barrel and ending +60% higher at approximately $74/barrel. Although rising input costs can negatively affect many companies that use crude oil as a feedstock, the strategy’s holding of LyondellBasell (LYB) +34.98% benefited from this dynamic in addition to strong operational execution. LYB is a low-cost producer of polyolefins and other compounds used in plastics manufacturing. The company derives these products from natural gas feedstock, rather than crude oil. As such, when the price of crude oil rises relative to natural gas, LYB does not observe as significant a compression of its margins as competing producers. This benefit was reflected in strong stock price performance during the Fiscal Year, in addition to the company delivering an +11.1% dividend increase in February.

Company selection, somewhat offset by an overweight sector allocation in Utilities, was the third-most accretive performance attribute during the Fiscal Year. The Fund’s performance was chiefly advantaged by holding NextEra Energy (NEE) +22.44%. NEE is comprised of the Florida Power & Light, the largest electric utility in the US by retail MWh sales, and NextEra Energy Resources, a leader in wind and solar electricity generation. NEE’s Florida Power & Light utility is a very efficient business operating in a favorable regulatory environment. NextEra Energy Resources benefits from the stability of long-term contracted wind and solar electricity generation assets. The combination of these two businesses has allowed NEE to commit to dividend growth between +12.0% to 14.0% annually through at least 2020. Although the company is not the highest-yielding utility in the sector (2.7% yield at Fiscal Year end), it serves as an example of the balance Bahl & Gaynor attempts to strike in owning moderate-yield companies with attractive dividend growth rates. The strong performance of NEE in a sector normally challenged by rising interest rates highlights the importance of this balanced approach.

The greatest detractor from performance during the Fiscal Year was an overweight sector allocation and company selection in the Consumer Staples sector. The Consumer Staples sector was the worst-performing sector in the S&P 500 index and the only sector to register a negative return (-3.75%) for that period. Although the Fund did add value by avoiding some poor-performing sector constituents such as Procter & Gamble (PG) -7.48%, Walgreens Boots Alliance (WBA) -21.63% and Coca-Cola (KO) +1.16%, the Fund’s ownership of Altria Group (MO) -20.41%, Philip Morris International (PM) -28.10% and PepsiCo (PEP) -2.81%, more than offset this benefit. MO was affected by a negative report issued by marketing research firm, Nielsen, highlighting greater-than-expected volume declines for combustible cigarettes amid rising competition from new entrants such as JUUL. Shares reacted very negatively to this news although volume estimates were later revised upward to a more normal expectation and these revisions indicated MO brands actually gained market share within the industry. PM was negatively affected by a slower-than-expected ramp to their heat-not-burn iQOS brand in Japan, the offering’s largest market. Although this represents a near-term challenge, the overall opportunity for reduced-risk products like iQOS is large. Both companies demonstrated their confidence in future growth prospects by delivering strong dividend increases during the Fiscal Year. MO delivered a +6.1% off-cycle increase in March as a result of tax reform and PM declared a +6.5% regular annual increase in June. PEP was challenged by continued volume declines in their North American Beverage segment, although these headwinds have been balanced by better performance in the company’s Frito-Lay North American snack food business. PEP delivered a strong +15.2% dividend increase in May, likely reflecting a combination of strong free cash flow generation and tax reform benefits.

Company selection and an underweight sector allocation in the Consumer Discretionary sector was the second-greatest detractor from Fund performance during the Fiscal Year. The Consumer Discretionary sector was one of the best-performing sectors in the S&P 500, advancing +23.50%, far outpacing the S&P 500 total return of +14.37% during that same time period. This strong sector performance was driven principally by sector constituents Amazon (AMZN) +75.60% and Netflix (NFLX) +161.98%, neither of which qualifies for ownership in the Fund due to the lack of a dividend. In terms of Fund-owned companies, the performance of Hasbro (HAS) -15.15% was challenged during the Fiscal Year. Although a leader in the toy business in terms of market share and innovative strategy, HAS suffered from a challenging retail environment and the liquidation of a major seller of its products, Toys ‘R’ Us. Despite these challenges, the company maintains an excellent stable of toy franchises, continues to invest in a differentiated business model that includes digital properties, and produces strong cash flow supporting continued dividend growth. In February, the company announced a +10.5% dividend increase, continuing a 14-year tradition of consecutive annual increases.

Company selection in Energy was the third-greatest detractor from performance during the Fiscal Year. The Fund’s ownership of Enbridge (ENB) -17.58% [eliminated during 2Q2018], Williams Companies (WMB) -6.28% and Exxon Mobil (XOM) +6.56% were the greatest detractors from performance. ENB was beset by a number of unfavorable headlines during the Fiscal Year including regulatory changes concerning pipelines in the US, legal disputes regarding the route of a major pipeline replacement project and investor hand-wringing about the company’s ability to sustain balance sheet strength and attractive dividend growth in coming years. Although Bahl & Gaynor believes ENB’s future growth prospects are bright, the Fund eliminated the holding during the Fiscal Year in favor of initiating a position in refiner Phillips 66 (PSX) +6.87% and integrated oil and gas producer, Chevron (CVX) +11.19%. WMB was similarly challenged as ENB by poor sentiment around the pipeline business model but remains an attractive dividend growth holding for the Fund. XOM was affected by investor concern around a rising capex budget. Although XOM’s capital budget is expected to rise substantially, these investments can be undertaken given the company’s scale and should be supportive of future dividend growth. Lagging performance among these holdings was somewhat offset by strong performance from Fund refiner holdings Valero Energy (VLO) +70.08% and Phillips 66 (PSX).

Now that Fund performance has been discussed in detail for the Fiscal Year just ended, Bahl & Gaynor will conclude with a review of portfolio construction. The Fund is managed through a bottom-up, fundamental investment decision-making discipline. As a result, there are no specific requirements for sector or industry exposure, which is reflected in the sector allocation table displayed below. Fund capital is allocated according to the conviction Bahl & Gaynor has in a company’s ability to contribute to the fulfillment of overall strategy objectives: income growth, downside protection and capital appreciation – in that order. Bahl & Gaynor will not allocate capital to sectors or industries where investment opportunities do not support achievement of these objectives.

Income Growth Sector Allocation (as of 6/30/2018)
Information Technology	19.7%
Health Care	15.1%
Financials	12.8%
Industrials	9.7%
Utilities	8.4%
Consumer Staples	7.3%
Energy	7.0%
Consumer Discretionary	6.7%
Real Estate	5.9%
Materials	4.3%
Cash	3.1%
Telecommunications	0.0%
Source: Bahl & Gaynor, 2018.

Portfolio diversification is also an important consideration and is illustrated in the top 10 holdings outlined below. Bahl & Gaynor would note that these top 10 holdings are diverse in terms of sector and industry exposure and reflects the Fund’s commitment to adequate diversification, balanced with sufficient weighting, to connote meaningful conviction in a holding’s fundamental investment thesis.

Income Growth Top 10 Holdings (as of 6/30/2018)
Microsoft (MSFT)	4.76%
Texas Instruments (TXN)	4.45%
JPMorgan Chase (JPM)	4.34%
Cisco Systems (CSCO)	4.12%
NextEra Energy (NEE)	3.89%
BB&T (BBT)	3.86%
Home Depot (HD)	3.62%
Honeywell Int’l. (HON)	3.17%
AbbVie (ABBV)	3.12%
Amgen (AMGN)	3.03%
% of Portfolio Value	38.36%
Source: Bahl & Gaynor, 2018.

Bahl & Gaynor is comfortable with the positioning of the Fund in terms of the challenges on the horizon in the coming Fiscal Year. Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, downside protection and less volatile returns over long periods of time.

[1]	The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

The views expressed in this Annual Shareholder Letter are the views of Bahl & Gaynor, the sub-advisor to the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Risks: An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2018	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	10.23%	9.98%	10.85%	07/05/12
Class C²	9.42%	9.14%	9.95%	01/31/13
Class I³	10.47%	10.27%	11.10%	07/05/12
After deducting maximum sales charge
Class A¹	4.16%	8.74%	9.81%	07/05/12
Class C²	8.42%	9.14%	9.95%	01/31/13
S&P 500 Index	14.37%	13.42%	14.54%	07/05/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

The Fund’s gross and net expense ratios were 1.22% and 1.09%, respectively, for Class A shares, for Class C shares were 1.97% and 1.84%, respectively, and for Class I shares, were 0.97% and 0.84%, respectively, which were stated in the current prospectus dated October 20, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited) - Continued

SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83%, and 0.83% of average daily net assets of the Class A shares, Class C shares and Class I shares of the Fund, respectively. Prior to January 1, 2018, the Fund’s annual operating expense limits were 1.23% 1.98%, and 0.98% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until October 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees.

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2018

Number of Shares		Value
	Common Stocks – 97.0%
	Consumer Discretionary – 6.7%
60,220	Hasbro, Inc.	$5,558,908
118,040	Home Depot, Inc.	23,029,604
82,245	McDonald's Corp.	12,886,969
		41,475,481
	Consumer Staples – 7.4%
233,806	Altria Group, Inc.	13,277,843
40,220	McCormick & Co., Inc.	4,669,140
162,593	PepsiCo, Inc.	17,701,500
125,131	Philip Morris International, Inc.	10,103,077
		45,751,560
	Energy – 6.9%
76,695	Chevron Corp.	9,696,549
98,200	Exxon Mobil Corp.	8,124,086
64,845	Phillips 66	7,282,742
84,740	Valero Energy Corp.	9,391,734
283,295	Williams Cos., Inc.	7,680,127
		42,175,238
	Financials – 12.9%
476,225	BB&T Corp.	24,020,789
27,892	BlackRock, Inc.	13,919,224
260,985	JPMorgan Chase & Co.	27,194,637
140,395	Marsh & McLennan Cos., Inc.	11,508,178
58,105	U.S. Bancorp	2,906,412
		79,549,240
	Health Care – 15.1%
229,330	Abbott Laboratories	13,986,837
204,586	AbbVie, Inc.	18,954,893
100,465	Amgen, Inc.	18,544,834
143,795	Johnson & Johnson	17,448,085
129,295	Medtronic PLC[1]	11,068,945
356,900	Pfizer, Inc.	12,948,332
		92,951,926
	Industrials – 9.8%
73,015	3M Co.	14,363,511
137,445	Honeywell International, Inc.	19,798,952
64,270	Illinois Tool Works, Inc.	8,903,966
58,682	Lockheed Martin Corp.	17,336,423
		60,402,852
	Materials – 4.4%
102,520	Air Products & Chemicals, Inc.	15,965,440

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Number of Shares		Value
	Common Stocks (Continued)
	Materials (Continued)
101,378	LyondellBasell Industries N.V. - Class A1	$11,136,373
		27,101,813
	Real Estate – 5.8%
149,895	Crown Castle International Corp. - REIT	16,161,679
112,025	Realty Income Corp. - REIT	6,025,825
35,700	Simon Property Group, Inc. - REIT	6,075,783
135,731	Ventas, Inc. - REIT	7,729,880
		35,993,167
	Technology – 19.5%
35,109	Automatic Data Processing, Inc.	4,709,521
23,690	Broadcom Ltd.	5,748,142
588,284	Cisco Systems, Inc.	25,313,861
227,480	HP, Inc.	5,161,521
111,584	Maxim Integrated Products, Inc.	6,545,517
288,273	Microsoft Corp.	28,426,601
246,049	Paychex, Inc.	16,817,449
248,315	Texas Instruments, Inc.	27,376,729
		120,099,341
	Utilities – 8.5%
145,829	NextEra Energy, Inc.	24,357,817
101,205	Sempra Energy	11,750,913
246,918	WEC Energy Group, Inc.	15,963,249
		52,071,979
	Total Common Stocks (Cost $498,702,446)	597,572,597

	Short-Term Investments – 2.7%
16,725,215	Federated Treasury Obligations Fund - Institutional Class, 1.74%[2]	16,725,215
	Total Short-Term Investments (Cost $16,725,215)	16,725,215
	Total Investments – 99.7% (Cost $515,427,661)	614,297,812
	Other Assets in Excess of Liabilities – 0.3%	1,675,426
	Total Net Assets – 100.0%	$615,973,238

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

PLC – Public Limited Company

REIT – Real Estate Investment Trust

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Technology	19.5%
Health Care	15.1%
Financials	12.9%
Industrials	9.8%
Utilities	8.5%
Consumer Staples	7.4%
Energy	6.9%
Consumer Discretionary	6.7%
Real Estate	5.8%
Materials	4.4%
Total Common Stocks	97.0%
Short-Term Investments	2.7%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2018

Assets:
Investments, at value (cost $515,427,661)	$614,297,812
Receivables:
Fund shares sold	2,238,206
Dividends and interest	786,400
Prepaid expenses	31,481
Total assets	617,353,899

Liabilities:
Payables:
Fund shares redeemed	729,151
Advisory fees	281,887
Distribution fees - Class C (Note 8)	63,493
Distribution fees - Class A (Note 8)	16,500
Shareholder servicing fees (Note 7)	116,011
Fund administration fees	47,236
Transfer agent fees and expenses	35,026
Fund accounting fees	20,711
Auditing fees	17,598
Custody fees	9,988
Chief Compliance Officer fees	1,624
Trustees' deferred compensation (Note 3)	1,152
Trustees' fees and expenses	306
Accrued other expenses	39,978
Total liabilities	1,380,661

Net Assets	$615,973,238

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$520,255,055
Accumulated net investment income	936,252
Accumulated net realized loss on investments	(4,088,220)
Net unrealized appreciation on investments	98,870,151
Net Assets	$615,973,238

Class A Shares:
Net assets applicable to shares outstanding	$78,870,117
Number of shares issued and outstanding	4,759,773
Net asset value per share[1]	$16.57
Maximum sales charge (5.50% of offering price)[2]	0.96
Maximum offering price to public	$17.53

Class C Shares:
Net assets applicable to shares outstanding	$77,347,157
Number of shares issued and outstanding	4,708,771
Net asset value per share[3]	$16.43

Class I Shares:
Net assets applicable to shares outstanding	$459,755,964
Number of shares issued and outstanding	27,673,403
Net asset value per share	$16.61

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $61,787)	$15,651,550
Interest	187,640
Total investment income	15,839,190

Expenses:
Advisory fees	3,615,700
Distribution fees - Class C (Note 8)	739,728
Distribution fees - Class A (Note 8)	183,394
Shareholder servicing fees (Note 7)	493,275
Fund administration fees	411,103
Transfer agent fees and expenses	212,369
Fund accounting fees	134,152
Registration fees	110,702
Shareholder reporting fees	68,343
Custody fees	63,293
Miscellaneous	47,117
Legal fees	26,990
Auditing fees	17,750
Chief Compliance Officer fees	14,188
Trustees' fees and expenses	9,637
Insurance fees	2,133

Total expenses	6,149,874
Advisory fees waived	(241,819)
Net expenses	5,908,055
Net investment income	9,931,135

Realized and Unrealized Gain:
Net realized gain on investments	3,388,803
Net change in unrealized appreciation/depreciation on investments	37,242,581
Net realized and unrealized gain on investments	40,631,384

Net Increase in Net Assets from Operations	$50,562,519

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$9,931,135	$7,050,020
Net realized gain (loss) on investments	3,388,803	(628,527)
Net change in unrealized appreciation/depreciation on investments	37,242,581	35,879,244
Net increase in net assets resulting from operations	50,562,519	42,300,737

Distributions to Shareholders:
From net investment income:
Class A	(1,139,877)	(918,771)
Class C	(658,071)	(593,903)
Class I	(7,336,257)	(5,389,179)
Total distributions to shareholders	(9,134,205)	(6,901,853)

Capital Transactions:
Net proceeds from shares sold:
Class A	30,102,853	33,032,394
Class C	19,715,315	29,994,957
Class I	165,166,164	194,013,471
Reinvestment of distributions:
Class A	916,535	713,625
Class C	428,187	344,845
Class I	3,949,369	2,969,503
Cost of shares redeemed:
Class A1	(21,693,208)	(16,257,591)
Class C2	(15,532,775)	(14,149,407)
Class I3	(91,349,808)	(75,754,813)
Net increase in net assets from capital transactions	91,702,632	154,906,984

Total increase in net assets	133,130,946	190,305,868

Net Assets:
Beginning of year	482,842,292	292,536,424
End of year	$615,973,238	$482,842,292

Accumulated net investment income	$936,252	$530,244

Capital Share Transactions:
Shares sold:
Class A	1,836,734	2,291,698
Class C	1,212,451	2,087,924
Class I	10,035,438	13,357,667
Shares reinvested:
Class A	56,435	49,182
Class C	26,519	23,884
Class I	242,523	204,021
Shares redeemed:
Class A	(1,323,693)	(1,117,644)
Class C	(957,667)	(974,971)
Class I	(5,581,946)	(5,178,146)
Net increase in capital share transactions	5,546,794	10,743,615

[1]	Net of redemption fee proceeds of $10,583 and $12,079, respectively.
[2]	Net of redemption fee proceeds of $3,267 and $4,707, respectively.
[3]	Net of redemption fee proceeds of $19,620 and $60,571, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each year.

	For the Year Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.27	$14.02	$13.26	$13.15	$11.34
Income from Investment Operations:
Net investment income[1]	0.28	0.25	0.24	0.23	0.24
Net realized and unrealized gain on investments	1.27	1.25	0.81	0.14	1.82
Total from investment operations	1.55	1.50	1.05	0.37	2.06

Less Distributions:
From net investment income	(0.25)	(0.25)	(0.20)	(0.22)	(0.21)
From net realized gain	-	-	(0.09)	(0.04)	(0.05)
Total distributions	(0.25)	(0.25)	(0.29)	(0.26)	(0.26)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	0.01

Net asset value, end of year	$16.57	$15.27	$14.02	$13.26	$13.15

Total return[3]	10.23%	10.81%	8.12%	2.82%	18.47%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$78,870	$63,983	$41,601	$29,825	$26,509

Ratio of expenses to average net assets:
Before fees waived/recovered	1.19%	1.21%	1.28%	1.45%	2.98%
After fees waived/recovered	1.15%[4]	1.23%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.66%	1.76%	1.97%	1.65%	0.35%
After fees waived/recovered	1.70%	1.74%	1.85%	1.70%	1.93%

Portfolio turnover rate	16%	22%	27%	35%	33%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.
[4]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.08% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 1.23%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each year.

	For the Year Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.15	$13.92	$13.20	$13.08	$11.30
Income from Investment Operations:
Net investment income[1]	0.15	0.14	0.14	0.13	0.14
Net realized and unrealized gain on investments	1.27	1.24	0.80	0.15	1.82
Total from investment operations	1.42	1.38	0.94	0.28	1.96

Less Distributions:
From net investment income	(0.14)	(0.15)	(0.13)	(0.12)	(0.13)
From net realized gain	-	-	(0.09)	(0.04)	(0.05)
Total distributions	(0.14)	(0.15)	(0.22)	(0.16)	(0.18)

Remption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of year	$16.43	$15.15	$13.92	$13.20	$13.08

Total return[3]	9.42%	9.96%	7.27%	2.12%	17.51%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$77,347	$67,076	$45,801	$29,217	$9,205

Ratio of expenses to average net assets:
Before fees waived/recovered	1.94%	1.96%	2.03%	2.20%	3.73%
After fees waived/recovered	1.90%[4]	1.98%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.91%	1.01%	1.22%	0.90%	(0.40)%
After fees waived/recovered	0.95%	0.99%	1.10%	0.95%	1.18%

Portfolio turnover rate	16%	22%	27%	35%	33%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.
[4]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.83% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 1.98%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each year.

	For the Year Ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.31	$14.06	$13.29	$13.16	$11.35
Income from Investment Operations:
Net investment income[1]	0.32	0.29	0.28	0.26	0.26
Net realized and unrealized gain on investments	1.27	1.25	0.81	0.16	1.83
Total from investment operations	1.59	1.54	1.09	0.42	2.09

Less Distributions:
From net investment income	(0.29)	(0.29)	(0.23)	(0.26)	(0.23)
From net realized gain	-	-	(0.09)	(0.04)	(0.05)
Total distributions	(0.29)	(0.29)	(0.32)	(0.30)	(0.28)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	-

Net asset value, end of year	$16.61	$15.31	$14.06	$13.29	$13.16

Total return[3]	10.47%	11.05%	8.41%	3.26%	18.74%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$459,756	$351,783	$205,134	$103,401	$666

Ratio of expenses to average net assets:
Before fees waived/recovered	0.94%	0.96%	1.03%	1.20%	2.73%
After fees waived/recovered	0.90%[4]	0.98%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.91%	2.01%	2.22%	1.90%	0.60%
After fees waived/recovered	1.95%	1.99%	2.10%	1.95%	2.18%

Portfolio turnover rate	16%	22%	27%	35%	33%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective January 1, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.83% of average daily net assets of the Fund. Prior to January 1, 2018, the annual operating expense limit was 0.98%.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Note 1 – Organization

AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is current and growing income, secondarily downside protection and thirdly long-term capital appreciation. The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2015-2017 and as of and during the year ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83% and 0.83% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to January 1, 2018, the Fund’s annual operating expense limits were 1.23%, 1.98% and 0.98% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.

For the year ended June 30, 2018, the Advisor waived all of its fees and absorbed other expenses totaling $241,819. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2018, are reported on the Statement of Operations.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Note 4 – Federal Income Taxes

At June 30, 2018, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$515,809,085

Gross unrealized appreciation	106,912,270
Gross unrealized depreciation	(8,423,543)

Net unrealized appreciation	$98,488,727

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Accumulated Net Investment Loss	Accumulated Undistributed Net Realized Gain
$1	$(390,922)	$390,921

As of June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$936,252
Undistributed long-term capital gains	-
Tax accumulated earnings	936,252

Accumulated capital and other losses	(3,706,796)
Unrealized appreciation on investments	98,488,727
Total accumulated earnings	$95,718,183

The tax character of the distributions paid during the fiscal years ended June 30, 2018, and June 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$9,134,205	$6,901,853
Net long-term capital gains	-	-
Total distributions paid	$9,134,205	$6,901,853

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

At June 30, 2018, the Fund had $3,706,796 of accumulated short term capital loss carryforward. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended June 30, 2018 and June 30, 2017, the Fund received $33,470 and $77,357, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2018, purchases and sales of investments, excluding short-term investments, were $169,865,909 and $85,778,877, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% for the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2018, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$597,572,597	$-	$-	$597,572,597
Short-Term Investments	16,725,215	-	-	16,725,215
Total Investments	$614,297,812	$-	$-	$614,297,812

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Bahl & Gaynor Income Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2018

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2018, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 100.00% as qualified dividend income paid during the year ended June 30, 2018.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	5	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	5	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	5	None.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	5	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/HIMCO Short Duration Fund, the AAM/Insight Select Income Fund, the AAM/HIMCO Global Enhanced Dividend Income Fund, and the AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on March 14-15, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Bahl & Gaynor, Inc. (the “Sub-Advisor”) with respect to the AAM/Bahl & Gaynor Income Growth Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index, the Russell 1000 Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Blend fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2017; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was above the median returns of the Peer Group and Fund Universe, but below the returns of the Russell 1000 Index and the S&P 500 Index by 1.24% and 1.42%, respectively. The Fund’s annualized total return for the five-year period was above the Peer Group median return, but below the Fund Universe median return by 1.71%, the Russell 1000 Index return by 2.73%, and the S&P 500 Index return by 2.81%. For the one-year period, the total return for the Fund was below the Peer Group and Fund Universe median returns and the Russell 1000 Index and S&P 500 Index returns by 0.32%, 1.27%, 2.18%, and 2.32%, respectively. The Trustees noted the Investment Advisor’s belief that for the one-year period, the Fund’s underperformance relative to the S&P 500 Index was primarily attributable to the outperformance of non-dividend paying companies and companies that do not meet the Fund’s minimum dividend yield of 2.0%, relative to companies that have a dividend yield of 2.0% or greater. The Trustees also considered the Investment Advisor’s assertions that in risk-on, bull markets like that of 2017, the Fund’s performance was expected to lag behind its peers and benchmarks, and that the Fund had met its investment objective in 2017 by increasing its income stream.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Fund Universe median. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.05% and 0.08%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also noted that the Investment Advisor had lowered the Fund’s total expense ratio by 0.15% effective January 1, 2018.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2017, noting that the Investment Advisor had recouped fees previously waived for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Bahl & Gaynor, Inc.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund, which they noted was less than the fee that the Sub-Advisor charges to sub-advise another mutual fund, and that the Sub-Advisory Agreement also included a most favored nation clause. The Board noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Bahl & Gaynor Income Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Bahl & Gaynor Income Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/18	6/30/18	1/1/18 – 6/30/18
Class A	Actual Performance	$ 1,000.00	$ 994.80	$ 5.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41
Class C	Actual Performance	1,000.00	991.00	9.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15
Class I	Actual Performance	1,000.00	995.80	4.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.68	4.16

*	Expenses are equal to the Fund’s annualized expense ratios of 1.08%, 1.83% and 0.83% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Bahl & Gaynor, Inc.

255 East Fifth Street, Suite 2700

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162

Privacy Principles of the AAM/Bahl & Gaynor Income Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Bahl & Gaynor Income Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2018	FYE 06/30/2017
Audit Fees	$ 15,450	$ 14,950
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2018	FYE 06/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2018	FYE 06/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/7/18